EXHIBIT 10.3.9.5

FIRST AMENDMENT

TO EMPLOYMENT AGREEMENT

BY AND BETWEEN

WESTAFF, INC., WESTAFF SUPPORT, INC. AND PATRICIA M. NEWMAN

The Employment Agreement effective as of March 16, 2005 by and among Westaff Support, Inc., a California corporation (the “Company”), its ultimate parent corporation known as Westaff, Inc., a Delaware corporation (“Westaff”), and Patricia M. Newman (“Executive” or “you”) is hereby amended as follows effective January 1, 2006.

1.             The following sentence will be added to the end of Section 6(a):

“During calendar year 2006, you shall be entitled to receive reasonable and proper costs of your temporary housing.”

All other terms and conditions of the above-referenced Employment Agreement shall remain in full force and effect unless otherwise amended herein.

WESTAFF, INC.

		By:	/s/ W. Robert Stover
Name: W. Robert Stover
Title: Chairman

		Date:	January 17, 2006

WESTAFF SUPPORT, INC.

		By:	/s/ W. Robert Stover
Name: W. Robert Stover
Title: Chairman

		Date:	January 17, 2006

AGREED:

/s/ Patricia M. Newman
Patricia M. Newman

Date:	January 18, 2006